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                                                                    EXHIBIT 10.7

                              EQUITY INCENTIVE PLAN

                               COBALT CORPORATION

                               SEPTEMBER 11, 1998

                 (REFLECTS ALL AMENDMENTS THROUGH MAY 29, 2002)


                         THIS DOCUMENT CONSTITUTES PART
                       OF A PROSPECTUS COVERING SECURITIES
                            THAT HAVE BEEN REGISTERED
                  UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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                               COBALT CORPORATION

                              EQUITY INCENTIVE PLAN

                                TABLE OF CONTENTS

Article    Section                                                             Page
-------    -------                                                             ----
   1                     ESTABLISHMENT, PURPOSE, AND DURATION

             1.1         Establishment of the Plan                                1
             1.2         Purpose of the Plan                                      1
             1.3         Duration of the Plan                                     2

   2                     DEFINITIONS                                              2

   3                     ADMINISTRATION

             3.1         The Committee                                            8
             3.2         Authority of the Committee                               9
             3.3         Decisions Binding                                        9

   4                     SHARES SUBJECT TO THE PLAN
             4.1         Number of Shares                                        10
             4.2         Lapsed Awards                                           11
             4.3         Adjustments in Authorized Shares                        11

   5                     ELIGIBILITY AND PARTICIPATION

             5.1         Eligibility                                             11
             5.2         Actual Participation                                    11

   6                     STOCK OPTIONS

             6.1         Grant of Options                                        12
             6.2         Option Award Agreement                                  14
             6.3         Option Price                                            15
             6.4         Duration of Options                                     15
             6.5         Exercise of Options                                     15
             6.6         Payment                                                 15
             6.7         Restrictions on Share Transferability                   16
             6.8         Termination of Employment Due to Death,
                         Disability or Retirement                                16
             6.9         Termination of Employment for
                         Other Reasons                                           18
             6.10        Transferability of Options                              18

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
   7                     STOCK APPRECIATION RIGHTS

             7.1         Grant of SARs                                           19
             7.2         Exercise of Tandem SARs                                 20
             7.3         Exercise of Affiliated SARs                             20
             7.4         Exercise of Freestanding SARs                           20
             7.5         SAR Agreement                                           20
             7.6         Term of SARs                                            20
             7.7         Payment of SAR Amount                                   21
             7.8         Rule 16b-3 Requirements                                 21
             7.9         Termination of Employment Due to Death, Disability,
                         or Retirement                                           21
             7.10        Termination of Employment for Other Reasons             22
             7.11        Nontransferability of SARs                              23

   8                     RESTRICTED STOCK

             8.1         Grant of Restricted Stock                               23
             8.2         Restricted Stock Agreement                              23
             8.3         Transferability                                         23
             8.4         Other Restrictions                                      24
             8.5         Certificate Legend                                      24
             8.6         Removal of Restrictions                                 24
             8.7         Voting Rights                                           25
             8.8         Dividends and Other Distributions                       25
             8.9         Termination of Employment Due to Death, Disability, or
                         Retirement                                              25
             8.10        Termination of Employment for Other Reasons             25

   9                     PERFORMANCE UNITS AND PERFORMANCE SHARES

             9.1         Grant of Performance Units/Shares                       26
             9.2         Value of Performance Units/Shares                       26
             9.3         Earning of Performance Units/Shares                     26
             9.4         Form and Timing of Payment of Performance
                         Units/Shares                                            27
             9.5         Termination of Employment Due to Death, Disability,
                         Retirement, or Involuntary Termination (without Cause)  27
             9.6         Termination of Employment for Other Reasons             27
             9.7         Nontransferability                                      27

   10                    BENEFICIARY DESIGNATION                                 28

   11                    DEFERRALS                                               28

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
   12                    RIGHTS OF EMPLOYEES

             12.1        Employment                                              28
             12.2        Participation                                           29

   13                    CHANGE IN CONTROL                                       29

   14                    AMENDMENT, MODIFICATION, AND TERMINATION

             14.1        Amendment, Modification, and Termination                30
             14.2        Awards Previously Granted                               30

   15                    WITHHOLDING

             15.1        Tax Withholding                                         30
             15.2        Share Withholding                                       30

   16                    INDEMNIFICATION                                         30

   17                    SUCCESSORS                                              31

   18                    LEGAL CONSTRUCTION

             18.1        Gender and Number                                       31
             18.2        Severability                                            31
             18.3        Requirements of Law                                     31
             18.4        Securities Law Compliance                               32
             18.5        Governing Law                                           32

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                               COBALT CORPORATION
                              EQUITY INCENTIVE PLAN

                 ARTICLE 1. ESTABLISHMENT, PURPOSE, AND DURATION

     1.1 ESTABLISHMENT OF THE PLAN. Cobalt Corporation, a Wisconsin corporation (hereinafter referred to as the "Company"), has established an incentive compensation plan to be known as the "Cobalt Corporation Equity Incentive Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Performance Units, and Performance Shares.

     This Plan was originally created in connection with the distribution (the "Distribution"), by the corporation formerly known as United Wisconsin Services, Inc. of all of the shares in the Company in connection with the spin-off of the managed care and specialty products business to the Company. In connection with the Distribution, Options ("Substituted Awards") will be issued under this Plan in substitution for Options issued under the equity incentive plan of the corporation formerly known as United Wisconsin Services, Inc. (the "Prior Plan").

     Upon approval by the Board of Directors of the Company, subject to ratification by an affirmative vote of the holders of a majority of the Shares of the Company, the Plan shall become effective as of the Distribution Date (the "Effective Date"), and shall remain in effect as provided in Section 1.3 herein.

     1.2 PURPOSE OF THE PLAN. The purpose of the Plan is to promote the success, and enhance the value, of the Company by linking the personal interests of Participants to those of Company shareholders, and by providing Participants with an incentive for outstanding performance.

     The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants upon whose judgment, interest, and special effort the successful conduct of its operation is dependent.

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     1.3  DURATION OF THE PLAN. Subject to approval by the Board of Directors of the Company and ratification by the shareholders of the Company, the Plan shall commence on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article 14 herein, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award be granted under the Plan more than ten years after the Effective Date.

                             ARTICLE 2. DEFINITIONS

     Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

          (a) "Affiliate" - A company closely related to the Company such as Blue Cross & Blue Shield United of Wisconsin, or such other company as the Board may designate. For purposes of Options received in connection with the Distribution, American Medical Security Group, Inc. (and its subsidiaries) will be considered Affiliates.

          (b) "Affiliated SAR" means an SAR that is granted in connection with a related Option, and which will be deemed to automatically be exercised simultaneous with the exercise of the related Option.

          (c) "Award" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Performance Units, or Performance Shares.

          (d) "Award Agreement" means an agreement entered into by each Participant and the Company, setting forth the terms and provisions applicable to Awards granted to Participants under this Plan.

                                       2
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          (e)  "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

          (f) "Board" or "Board of Directors" means the Board of Directors of the Company.

          (g) "Cause" means: (i) willful and gross misconduct on the part of a Participant that is materially and demonstrably detrimental to the Company; or (ii) the commission by a Participant of one or more acts which constitute an indictable crime under United States Federal, state, or local law. "Cause" under either (i) or
               (ii) shall be determined in good faith by the Committee.

          (h) "Change in Control" of the Company shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied:

               (i) Any Person (other than those Persons in control of the Company as of the Effective Date, or other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities; or

               (ii) During any period of two (2) consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board

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                       (and any new Director, whose election by the Company's
                       shareholders was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was so approved), cease for any reason to constitute a majority thereof; or

               (iii) The shareholders of the Company approve: (A) a plan of complete liquidation of the Company; or (B) an agreement for the sale or disposition of all or substantially all the Company's assets; or (C) a merger, consolidation, or reorganization of the Company with or involving any other corporation, other than a merger, consolidation, or reorganization that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), at least fifty percent (50%) of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger, consolidation, or reorganization.

                       However, in no event shall a "Change in Control" be deemed to have occurred, with respect to a Participant, if the Participant is part of a purchasing group which consummates the Change-in-Control transaction. A Participant shall be deemed "part of a purchasing group" for purposes of the preceding sentence if the Participant is an equity participant in the purchasing company or group (except for: (i) passive ownership of less than three percent (3%) of the stock of the purchasing company; or (ii) ownership of equity participation in the purchasing

                                       4
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                       company or group which is otherwise not significant, as
                       determined prior to the Change in Control by a majority of the nonemployee continuing Directors).

          (i) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (j) "Committee" means the Management Review Committee, as specified in Article 3, appointed by the Board to administer the Plan.

          (k) "Company" means Cobalt Corporation, a Wisconsin corporation, (until the Effective Date known as Newco/UWS, Inc.) or any successor thereto as provided in Article 17 herein.

          (l) "Director" means any individual who is a Non-Employee member of the Board of Directors of the Company.

          (m) "Directors Plan" means the 1995 Directors Stock Option Plan of United Wisconsin Services, Inc.

          (n) "Disability" means a permanent and total disability, within the meaning of Code Section 22(e)(3), as determined by the Committee in good faith, upon receipt of sufficient competent medical advice from one or more individuals, selected by the Committee, who are qualified to give professional medical advice.

          (o) "Distribution Date" means the date the stock of the Company was distributed by the corporation formerly known as United Wisconsin Services, Inc.

          (p) "Employee" means any full-time employee of the Company or of the Company's Subsidiaries or Affiliates. Directors who are not otherwise employed by the Company shall not be considered Employees under this Plan.

                                       5
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          (q)  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

          (r) "Fair Market Value" means the closing price for Shares on the relevant date, or (if there were no sales on such date) the average of closing prices on the nearest day before and the nearest day after the relevant date, on a stock exchange or over the counter, as determined by the Committee.

          (s) "Freestanding SAR" means an SAR that is granted independently of any Options.

          (t) "Incentive Stock Option" or "ISO" means an Option to purchase Shares, granted under Article 6 herein, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

          (u) "Insider" shall mean a Participant who is, on the relevant date, an officer, Director or 10% shareholder of the Company, subject to Section 16 of the Exchange Act.

          (v) "Nonqualified Stock Option" or "NQSO" means an Option to purchase Shares, granted under Article 6 herein, which is not intended to be an Incentive Stock Option.

          (w) "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

          (x) "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

          (y) "Participant" means an Employee or a Director who has outstanding an Award granted under the Plan.

                                       6
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          (z)  "Performance Unit" means an Award granted to an Employee, as described in Article 9 herein.

          (aa) "Performance Share" means an Award granted to an Employee, as described in Article 9 herein.

          (bb) "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Article 8 herein.

          (cc) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d).

          (dd) "Restricted Stock" means an Award granted to a Participant pursuant to Article 8 herein.

          (ee) "Retirement" means severance of employment or termination of services with the Company, Affiliate, or Subsidiary as applicable for any reason other than leave of absence, death, Disability, or Cause on or after the attainment of age fifty-five (55) with ten
               (10) Years of Service.

          (ff) "Shares" means the shares of common stock of the Company.

          (gg) "Stock Appreciation Right" or "SAR" means an Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to the terms of Article 7 herein.

          (hh) "Subsidiary" means any corporation in which the Company owns directly, or indirectly through subsidiaries, at least fifty percent (50%) of the total combined voting power of all classes of stock, or

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               any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns at least fifty percent (50%) of the combined equity thereof.

          (ii) "Substituted Award" means an Option issued under this Plan in substitution for an award issued under another equity incentive plan, including but not limited to awards issued pursuant to the Prior Plan and the Directors Plan.

          (jj) "Tandem SAR" means an SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, an SAR shall similarly be cancelled).

          (kk) "Window Period" means the period beginning on the third business day following the date of public release of the Company's quarterly sales and earnings information, and ending on the thirtieth day following such date.

          (ll) "Years of Service" means years of vesting service as set forth in
               Article 15.6 of the Cobalt Corporation Pension Plan as amended and restated effective January 1, 1999, or any successor plan thereto.

                            ARTICLE 3. ADMINISTRATION

     3.1 THE COMMITTEE. The Plan shall be administered by the Management Review Committee of the Board, or by any other Committee appointed by the Board consisting of not less than two (2) Directors who are not Employees. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

                                       8
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     All members of the Committee shall be Non-Employee Directors. "Non-Employee
Directors," as defined in rule 16b-3 promulgated by the Securities and Exchange Commission ("SEC") under the Exchange Act, means a director who (i) is not currently an officer or otherwise employed by the Company or any affiliate (ii) does not receive compensation for consulting service or in any other capacity from the Company in excess of $60,000 in any one year, (iii) does not possess an interest in and is not engaged in business relationships required to be reported under Items 404(a) or 404(b) of Regulation S-K promulgated under the Exchange
Act and (iv) is an Outside Director as defined in Treas. Reg. 1.162-27.

     3.2 AUTHORITY OF THE COMMITTEE. The Committee shall have full power except as limited by law or by the Articles of Incorporation or Bylaws of the Company, and subject to the provisions herein, to determine the size and types of Awards with respect to Employees; to determine the terms and conditions of such Employee Awards in a manner consistent with the Plan; to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 14 herein) to amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authority as identified hereunder.

     3.3 DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board of Directors shall be final, conclusive, and binding on all persons, including the Company, its shareholders, Employees, Directors, Participants, and their estates and beneficiaries.

                                       9
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                      ARTICLE 4. SHARES SUBJECT TO THE PLAN

     4.1 NUMBER OF SHARES. Subject to adjustment as provided in Section 4.3 herein, the total number of Shares available for grant under the Plan may not exceed 8,700,000. These 8,700,000 Shares may be either authorized but unissued or reacquired Shares.

     The following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan:

          (a) While an Award is outstanding, it shall be counted against the authorized pool of Shares, regardless of its vested status.

          (b) The grant of an Option or Restricted Stock shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Award.

          (c) The grant of a Tandem SAR shall reduce the number of Shares available for grant by the number of Shares subject to the related Option (i.e., there is no double counting of Options and their related Tandem SARs).

          (d) The grant of an Affiliated SAR shall reduce the number of Shares available for grant by the number of Shares subject to the SAR, in addition to the number of Shares subject to the related Option.

          (e) The grant of a Freestanding SAR shall reduce the number of Shares available for grant by the number of Freestanding SARs granted.

          (f) The Committee shall in each case determine the appropriate number of Shares to deduct from the authorized pool in connection with the grant of Performance Units and/or Performance Shares.

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          (g)  To the extent that an Award is settled in cash rather than in
               Shares, the authorized Share pool shall be credited with the appropriate number of Shares represented by the cash settlement of the Award, as determined at the sole discretion of the Committee (subject to the limitation set forth in Section 4.2 herein).

     4.2 LAPSED AWARDS. If any Award granted under this Plan is canceled, terminates, expires, or lapses for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Option, or the termination of a related Option upon exercise of the corresponding Tandem SAR), any Shares subject to such Award again shall be available for the grant of an Award under the Plan.

     4.3 ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, share combination, or other change in the corporate structure of the Company affecting the Shares, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Options, SARs, and Restricted Stock granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; and provided that the number of Shares subject to any Award shall always be a whole number.

                    ARTICLE 5. ELIGIBILITY AND PARTICIPATION

     5.1 ELIGIBILITY. Persons eligible to participate in this Plan include all Employees and Directors.

     5.2 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, those to whom Awards shall be granted and shall determine the nature and amount of each Award. Directors shall receive Options as provided in Section 6.1.

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                            ARTICLE 6. STOCK OPTIONS

     6.1 GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Employees at any time and from time to time as shall be determined by the Committee. The Committee shall have discretion in determining the number of Shares subject to Options granted to each Employee except that no Employee may receive Options (other than Substituted Awards) with respect to more than 250,000 Shares in any year. The Committee may grant ISOs, NQSOs, or a combination thereof to Employees. Directors may receive only NQSOs. Substituted Awards may be issued under the Plan. The number of Substituted Awards shall be the number of awards immediately before the substitution, adjusted to prevent dilution or enlargement of the Participant's rights. The grant date of such Substituted Awards shall be the grant date under the plan through which the awards were originally granted. Substituted Awards shall be issued to Directors and Employees who participated in the Prior Plan and in the Directors Plan in accordance with the terms of the Employee Benefits Agreement executed in connection with the Distribution, and such Substituted Awards shall be subject to the same grant date, exercise price (as adjusted pursuant to Section 6.3), vesting and exercise period such awards were subject to under the Prior Plan and the Directors Plan.

          To the extent Shares are available for grant under the Plan, each Director who is first elected as a Director subsequent to the Effective Date (a "Subsequent Director") shall be granted, as of the date on which such Subsequent Director is qualified and first begins to serve as a Director, an Option to purchase 6,000 shares, subject to adjustment pursuant to Section 4.3 or to purchase such lesser number of Shares as remain available for grant under the Plan. In the event that the number of Shares available for grant under the Plan is insufficient to make all grants hereby specified on the relevant date, then all Directors who are entitled to a grant on such date shall share ratably in the number of Shares then available for grant under the Plan. The Option Price of such Option shall equal the Fair Market Value of a Share on the date the grant of this Option is effective.

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          If sufficient Shares are not available under the Plan to fulfill the grant of Options to any Subsequent Director first elected after the Effective Date, and thereafter additional Shares become available, such Subsequent Director receiving an Option for fewer than 6,000 Shares shall then receive an Option to purchase an amount of Shares, determined by dividing the number of Shares available pro-rata among each Subsequent Director receiving an Option for fewer than 6,000 Shares, then available under the Plan, not to exceed 6,000 Shares, subject to adjustment as to any one Subsequent Director. The date of grant shall be the date such additional Shares become available. The Option Price of an Option shall equal the Fair Market Value of a Share on the date the Option is granted.

          If a Subsequent Director receives an Option to purchase fewer than 6,000 Shares, subject to adjustment pursuant to Section 4.3 hereof, and additional Shares subsequently become available under the Plan, an Option to purchase such Shares shall first be allocated as of the date of availability to any Subsequent Director who has not previously been granted an Option. Such Options shall be granted to purchase a number of Shares no greater than the number of Shares covered by Options granted to other Subsequent Directors first elected subsequent to the Effective Date, but who have received Options to purchase fewer than 6,000 Shares (subject to adjustment pursuant to Section 4.3). Thereafter, Options for any remaining Shares shall be granted pro-rata among all Subsequent Directors granted Options to purchase fewer than 6,000 Shares. No Director first elected after the Effective Date shall receive an Option to purchase more than 6,000 Shares (subject to adjustment under Section 4.3).

          To the extent Shares are available for grant under the Plan, each Director shall be granted during each calendar year, other than the calendar year in which the Director receives the option with respect to 6,000 Shares as a Subsequent Director, an Option to purchase 1,000 Shares, subject to adjustment pursuant to Section 4.3 (the "Annual Director Grant"). The date of the Annual Director Grants will be the first trading day of each calendar year. In the event that the number of Shares available for grant in any calendar year is insufficient to make Annual Director Grants, then no Annual Director Grants shall be made during such calendar year. The absence of Annual

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Director Grants during a calendar year shall not affect the Annual Director
Grants in a subsequent calendar year.

     The Option Price of the Shares purchasable under each Option granted to a Director shall be equal to one hundred percent (100%) of the Fair Market Value per Share on the date of grant of such Option.

     Subject to acceleration as provided below, Options granted to Directors shall vest annually at the rate of thirty-three and one third percent (33-1/3%) of the aggregate number of Shares granted annually beginning on the first anniversary of the date of grant and on each subsequent anniversary of the date of grant thereafter. If a Director's tenure ends during the applicable three-year period due to death, Disability or Retirement or following a Change in Control, however, such Director's Options shall become immediately exercisable as to one hundred percent (100%) of the Shares covered thereby as of the Director's last day of service as a Director with the Company to the extent such Option may be exercised pursuant to Section 6.5 of this Plan. Retirement with respect to a Director shall mean the date of the Company's annual shareholders' meeting at which he or she would otherwise, but for said Retirement, be a nominee for election to the Board, or the date on which the Director attains seventy (70) years of age.

     Once any portion of an Option issued to a Director becomes exercisable, it shall remain exercisable for the shortest period of (1) twelve years from the date of grant; or (2) two (2) years following the date on which the Director ceases to serve in such capacity for any reason other than removal for Cause. If a Director is removed for Cause, all outstanding Options held by the Director shall immediately be forfeited to the Company and no additional exercise period shall be allowed, regardless of the vested status of the Options.

     6.2 OPTION AWARD AGREEMENT. Each Option grant shall be evidenced by an Option Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Option Award Agreement also shall specify whether

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the Option is intended to be an ISO within the meaning of Section 422 of the
Code, or an NQSO whose grant is intended not to fall under the Code provisions of Section 422.

     6.3 OPTION PRICE. The Option Price for each grant of an Option to an Employee shall be determined by the Committee; provided that the Option Price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted. The Option Price for a Substituted Award shall be the award price immediately before the substitution, adjusted to prevent dilution or enlargement of the Participant's rights.

     6.4 DURATION OF OPTIONS. Each Option granted shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no ISO shall be exercisable later than the tenth (10th) anniversary date of its grant, and no NQSO shall be exercisable later than the twelfth (12th) anniversary date of its grant. Substituted Awards shall expire on the earlier of the date provided in this Section 6.4 or the date such awards would have expired under the plan and agreement pursuant to which they were originally granted.

     6.5 EXERCISE OF OPTIONS. Options granted to Employees under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Employee.

     6.6 PAYMENT. Options shall be exercised by the delivery of a written notice of exercise to the Secretary of the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

     The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent, or (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the

Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (c) by a combination of (a) and (b).

     The Committee also may allow cashless exercise as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

     As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

     6.7 RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan, as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any Blue Sky or state securities laws applicable to such Shares.

     6.8 TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY OR RETIREMENT. Unless otherwise provided in an Employee's employment agreement, Executive Severance Agreement (such severance agreements have been entered into with certain Company executives), or other written agreement entered into by the Company and the Employee (including, but not limited to an Award Agreement), the following apply:

          (a) TERMINATION BY DEATH. In the event the employment of an Employee is terminated by reason of death, all outstanding Options granted to that Employee shall immediately vest one hundred percent (100%), and shall remain exercisable at any time prior to their expiration date, or for one (1) year after the date of death, whichever period is shorter, by such person or persons as shall have been named as the Employee's beneficiary, or by such persons that have acquired the Employee's rights under the Option by will or by the laws of descent and distribution.

          (b) TERMINATION BY DISABILITY. In the event the employment of an Employee is terminated by reason of Disability, all outstanding Options granted to that Employee shall immediately vest one hundred percent (100%) as of the date the Committee determines the definition of Disability to have been satisfied, and shall remain exercisable at any time prior to their expiration date, or for one (1) year after the date that the Committee determines the definition of Disability to have been satisfied, whichever period is shorter.

          (c) TERMINATION BY RETIREMENT. Each Employee's Award Agreement shall set forth the extent to which the Employee shall have the right to exercise the Option following termination of the Employee's employment with the Company due to Retirement. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Employee, and need not be uniform among all Options issued pursuant to this Article 6.

          (d) EMPLOYMENT TERMINATION FOLLOWED BY DEATH. In the event that an Employee's employment terminates by reason of Disability or Retirement, and within the exercise period allowed by the Committee following such termination the Employee dies, then the remaining exercise period under outstanding Options shall equal the longer of: (i) one (1) year following death; or (ii) the remaining portion of the exercise period which was triggered by the employment termination. Such Options shall be exercisable by such person or persons who shall have been named as the Employee's beneficiary, or by such persons who have acquired the

               Employee's rights under the Option by will or by the laws of descent and distribution.

          (e) EXERCISE LIMITATIONS ON ISOS. In the case of ISOs, the tax treatment prescribed under Section 422 of the Code may not be available if the Options are not exercised within the Section 422 prescribed time periods after each of the various types of employment termination.

     6.9 TERMINATION OF EMPLOYMENT FOR OTHER REASONS. If the employment of an Employee shall terminate for any reason other than the reasons set forth in
Section 6.8 (and other than for Cause), all Options held by the Employee which are not vested as of the effective date of employment termination immediately shall be forfeited to the Company (and shall once again become available for grant under the Plan). However, the Committee, in its sole discretion, shall have the right to immediately vest all or any portion of such Options, subject to such terms as the Committee, in its sole discretion, deems appropriate.

     Options which are vested as of the effective date of employment termination may be exercised by the Employee within the period beginning on the effective date of employment termination, and ending six (6) months after such date or on such later date as is approved by the Committee.

     If the employment of an Employee shall be terminated by the Company for Cause, all outstanding Options held by the Participant immediately shall be forfeited to the Company and no additional exercise period shall be allowed, regardless of the vested status of the Options.

     For Employees employed by Affiliates, termination shall mean termination of such Employee's employment with the Affiliate.

     6.10 TRANSFERABILITY OF OPTIONS. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

     NQSOs granted hereunder may be exercised only during a Participant's lifetime by the Participant, the Participant's guardian or legal representative or by a permissible transferee. NQSOs shall be transferable by Participants pursuant to the laws of descent and distribution upon a Participant's death, and during a Participant's lifetime, NQSOs shall be transferable by Participants to members of their immediate family, trusts for the benefit of members of their immediate family, and charitable institutions ("permissible transferees") to the extent permitted under Section 16 of the Exchange Act and subject to federal and state securities laws. The term "immediate family" shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, sister-in-law, or brother-in-law and shall include adoptive relationships.

     NQSOs also shall be transferable by Participants other than to permissible transferees with the prior approval of the Committee which shall have the authority to approve such transfers of NQSOs on a case-by-case basis in its sole discretion.

     The Committee shall have the authority to establish rules and regulations specifically governing the transfer of NQSOs granted under this Plan as it deems necessary and advisable.

                      ARTICLE 7. STOCK APPRECIATION RIGHTS

     7.1 GRANT OF SARS. Subject to the terms and conditions of the Plan, an SAR may be granted to an Employee at any time and from time to time as shall be determined by the Committee. The Committee may grant Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination of these forms of SARs.

     The Committee shall have complete discretion in determining the number of SARs granted to each Employee (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs. However, the grant price of a Freestanding SAR shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem or Affiliated SARs shall equal the Option Price of the related Option. In no event shall any SAR granted hereunder become exercisable within the first six (6) months of its grant.

     7.2 EXERCISE OF TANDEM SARS. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

     Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

     7.3 EXERCISE OF AFFILIATED SARS. Affiliated SARs shall be deemed to be exercised upon the exercise of the related Options. The deemed exercise of Affiliated SARs shall not necessitate a reduction in the number of related Options.

     7.4 EXERCISE OF FREESTANDING SARS. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

     7.5 SAR AGREEMENT. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

     7.6 TERM OF SARS. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed twelve (12) years.

     7.7 PAYMENT OF SAR AMOUNT. Upon exercise of an SAR, an Employee shall be entitled to receive payment from the Company in an amount determined by multiplying:

          (a) The difference between the Fair Market Value of a Share on the date of exercise over the grant price; by

          (b)  The number of Shares with respect to which the SAR is exercised.

     At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

     7.8 RULE 16b-3 REQUIREMENTS. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on exercise of an SAR (including, without limitation, the right of the Committee to limit the time of exercise to specified periods) as may be required to satisfy the requirements of Section 16 (or any successor rule) of the Exchange Act.

     For example, if the Participant is an Insider, the ability of the Participant to exercise SARs for cash will be limited to Window Periods. However, if the Committee determines that the Participant is not an Insider, or if the securities laws change to permit greater freedom of exercise of SARs, then the Committee may permit exercise at any point in time, to the extent the SARs are otherwise exercisable under the Plan.

     7.9  TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY, OR RETIREMENT

          (a) TERMINATION BY DEATH. In the event the employment of an Employee is terminated by reason of death, all outstanding SARs granted to that Employee shall immediately vest one hundred percent (100%), and shall remain exercisable at any time prior to their expiration date, or for one (1) year after the date of death, whichever period is shorter, by such person or persons as shall have been named as the Employee's beneficiary, or by such persons that have acquired the Employee's rights under the SAR by will or by the laws of descent and distribution.

          (b) TERMINATION BY DISABILITY. In the event the employment of a Participant is terminated by reason of Disability, all outstanding SARs granted to that Employee shall immediately vest one hundred percent (100%) as of the date the Committee determines the definition of Disability to have been satisfied, and shall remain exercisable at any time prior to their expiration date, or for one (1) year after the date that the Committee determines the definition of Disability to have been satisfied, whichever period is shorter.

          (c) TERMINATION BY RETIREMENT. In the event the employment of an Employee is terminated by reason of Retirement, the Committee shall retain discretion over the treatment of SARs.

          (d) EMPLOYMENT TERMINATION FOLLOWED BY DEATH. In the event that an Employee's employment terminates by reason of Disability or Retirement, and within the exercise period allowed by the Committee following such termination the Employee dies, then the remaining exercise period under outstanding SARs shall equal the longer of: (i) one (1) year following death; or (ii) the remaining portion of the exercise period which was triggered by the employment termination. Such SARs shall be exercisable by such person or persons who shall have been named as the Employee's beneficiary, or by such persons who have acquired the Employee's rights under the SAR by will or by the laws of descent and distribution.

     7.10 TERMINATION OF EMPLOYMENT FOR OTHER REASONS. If the employment of an Employee shall terminate for any reason other than the reasons set forth in
Section 7.9 (and other than for Cause), all SARs held by the Employee which are not vested as of the effective date of employment termination immediately shall be forfeited to the

Company (and shall once again become available for grant under the Plan). However, the Committee, in its sole discretion, shall have the right to immediately vest all or any portion of such SARs, subject to such terms as the Committee, in its sole discretion, deems appropriate.

     SARs which are vested as of the effective date of employment termination may be exercised by the Employee within the period beginning on the effective date of employment termination, and ending six (6) months after such date or on such later date as is approved by the Committee.

     If the employment of an Employee shall be terminated by the Company for Cause, all outstanding SARs held by the Employee immediately shall be forfeited to the Company and no additional exercise period shall be allowed, regardless of the vested status of the SARs.

     7.11 NONTRANSFERABILITY OF SARs. No SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all SARs granted to an Employee under the Plan shall be exercisable during his or her lifetime only by such Employee.

                           ARTICLE 8. RESTRICTED STOCK

     8.1 GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to eligible Employees in such amounts as the Committee shall determine.

     8.2 RESTRICTED STOCK AGREEMENT. Each Restricted Stock grant shall be evidenced by an Award Agreement that shall specify the Period of Restriction, or Periods, the number of Restricted Stock Shares granted, and such other provisions as the Committee shall determine.

     8.3 TRANSFERABILITY. Except as provided in this Article 8, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Award Agreement. However, in no event may any Restricted Stock granted under the Plan become vested in an Employee prior to six (6) months following the date of its grant. All rights with respect to the Restricted Stock granted to an Employee under the Plan shall be available during his or her lifetime only to such Participant.

     8.4 OTHER RESTRICTIONS. The Committee shall impose such other restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual), and/or restrictions under applicable federal or state securities laws; and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

     8.5 CERTIFICATE LEGEND. In addition to any legends placed on certificates pursuant to Section 8.4 herein, each certificate representing Shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

          "The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Cobalt Corporation Equity Incentive Plan, and in an associated Award Agreement. A copy of the Plan and such Award Agreement may be obtained from the Secretary of Cobalt Corporation."

     8.6 REMOVAL OF RESTRICTIONS. Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Employee after the last day of the Period of Restriction. Once the Shares are released from the restrictions, the Employee shall be entitled to have the legend required by Section 8.5 removed from his or her Share certificate.

     8.7 VOTING RIGHTS. During the Period of Restriction, Employees holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

     8.8 DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Employees holding Shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those Shares while they are so held. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

     In the event that any dividend constitutes a "derivative security" or an "equity security" pursuant to Rule 16(a) under the Exchange Act, such dividend shall be subject to a vesting period equal to the longer of: (i) the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid; or (ii) six months. The Committee shall establish procedures for the application of this provision.

     8.9 TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY, OR RETIREMENT. In the event the employment of an Employee is terminated by reason of death or Disability, all outstanding Shares of Restricted Stock shall immediately vest one hundred percent (100%) as of the date of employment termination (in the case of Disability, the date employment terminates shall be deemed to be the date that the Committee determines the definition of Disability to have been satisfied). The Committee retains discretion over the treatment of Restricted Stock upon Retirement. In the event of full vesting, the holder of the certificates of Restricted Stock shall be entitled to have any nontransferability legends required under Sections 8.4 and 8.5 of this Plan removed from the Share certificates.

     8.10 TERMINATION OF EMPLOYMENT FOR OTHER REASONS. If the employment of an Employee shall terminate for any reason other than those specifically set forth in

Section 8.9 herein, all Shares of Restricted Stock held by the Employee which are not vested as of the effective date of employment termination immediately shall be forfeited and returned to the Company (and, subject to Section 4.2 herein, shall once again become available for grant under the Plan).

     With the exception of a termination of employment for Cause, the Committee, in its sole discretion, shall have the right to provide for lapsing of the restrictions on Restricted Stock following employment termination, upon such terms and provisions as it deems proper.

               ARTICLE 9. PERFORMANCE UNITS AND PERFORMANCE SHARES

     9.1 GRANT OF PERFORMANCE UNITS/SHARES. Subject to the terms of the Plan, Performance Units and Performance Shares may be granted to eligible Employees at any time and from time to time, as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to each Employee.

     9.2 VALUE OF PERFORMANCE UNITS/SHARES. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Employee. The time period during which the performance goals must be met shall be called a "Performance Period." Performance Periods shall, in all cases, exceed six (6) months in length.

     9.3 EARNING OF PERFORMANCE UNITS/SHARES. After the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive payout on the number of Performance Units/Shares earned by the Employee over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

     9.4 FORM AND TIMING OF PAYMENT OF PERFORMANCE UNITS/ SHARES. Payment of earned Performance Units/Shares shall be made in a single lump sum, within forty-five (45) calendar days following the close of the applicable Performance Period. The Committee, in its sole discretion, may pay earned Performance Units/Shares in the form of cash or in Shares (or in a combination thereof), which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period.

     Prior to the beginning of each Performance Period, Participants may elect to defer the receipt of Performance Unit/Share payout upon such terms as the Committee deems appropriate.

     9.5 TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY, RETIREMENT, OR INVOLUNTARY TERMINATION (WITHOUT CAUSE). In the event the employment of an Employee is terminated by reason of death or Disability or involuntary termination without Cause during a Performance Period, the Employee shall receive a prorated payout of the Performance Units/Shares. The Committee retains discretion over the treatment of Performance Units/Shares upon Retirement. Any prorated payout shall be determined by the Committee, in its sole discretion, and shall be based upon the length of time that the Employee held the Performance Units/Shares during the Performance Period, and shall further be adjusted based on the achievement of the preestablished performance goals.

     Timing of payment of earned Performance Units/Shares shall be determined by the Committee at its sole discretion.

     9.6 TERMINATION OF EMPLOYMENT FOR OTHER REASONS. In the event that an Employee's employment terminates for any reason other than those reasons set forth in Section 9.5 herein, all Performance Units/Shares shall be forfeited by the Employee to the Company, and shall once again be available for grant under the Plan.

     9.7 NONTRANSFERABILITY. Performance Units/Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, an Employee's rights under the Plan shall be exercisable during the Employee's lifetime only by the Employee or the Employee's legal representative.

                       ARTICLE 10. BENEFICIARY DESIGNATION

     Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when any necessary spousal consent is obtained and filed by the Participant in writing with the Secretary of the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

                              ARTICLE 11. DEFERRALS

     The Committee may permit a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Units/Shares. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

                         ARTICLE 12. RIGHTS OF EMPLOYEES

     12.1 EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Employee's employment at any time, nor confer upon any Employee any right to continue in the employ of the Company.

     For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Subsidiaries (or between Subsidiaries) or Blue Cross & Blue Shield United of Wisconsin shall not be deemed a termination of employment.

     12.2 PARTICIPATION. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

                          ARTICLE 13. CHANGE IN CONTROL

     Upon the occurrence of a Change in Control, unless otherwise specifically prohibited by the terms of Section 18 herein or otherwise determined in accordance with an Employee's employment agreement, Executive Severance Agreement (such severance agreements have been entered into with certain Company executives), or other written agreement entered into by the Company and the Employee (including, but not limited to an Award Agreement):

          (a) Any and all Options and SARs granted hereunder shall become immediately exercisable;

          (b) Any Period of Restriction and restrictions imposed on Restricted Shares shall lapse, and within ten (10) business days after the occurrence of a Change in Control, the stock certificates representing Shares of Restricted Stock, without any restrictions or legend thereon, shall be delivered to the applicable Participants;

          (c) The target value attainable under all Performance Units and Performance Shares shall be deemed to have been fully earned for the entire Performance Period as of the effective date of the Change in Control, and shall be paid out in cash to Participants within thirty (30) days following the effective date of the Change in Control; provided, however, that there shall not be an accelerated payout with respect to Performance Units or Performance Shares which were granted less than six (6) months prior to the effective date of the Change in Control;

          (d) Subject to Article 14 herein, the Committee shall have the authority to make any modifications to the Awards as determined by the

               Committee to be appropriate before the effective date of the Change in Control.

              ARTICLE 14. AMENDMENT, MODIFICATION, AND TERMINATION

     14.1 AMENDMENT, MODIFICATION, AND TERMINATION. With the approval of the Board, at any time and from time to time, the Committee may terminate, amend, or modify the Plan.

     14.2 AWARDS PREVIOUSLY GRANTED. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

                             ARTICLE 15. WITHHOLDING

     15.1 TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising or as a result of this Plan.

     15.2 SHARE WITHHOLDING. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon the achievement of performance goals related to Performance Shares, or any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction. All elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

                           ARTICLE 16. INDEMNIFICATION

     Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                             ARTICLE 17. SUCCESSORS

     All obligations, of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

                         ARTICLE 18. LEGAL CONSTRUCTION

     18.1 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     18.2 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     18.3 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and

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to such approvals by any governmental agencies or national securities exchanges as may be required.

     Notwithstanding any other provision set forth in the Plan, if required by the then-current Section 16 of the Exchange Act, any "derivative security" or "equity security" offered pursuant to the Plan to any Insider may not be sold or transferred for at least six (6) months after the date of grant of such Award. The terms "equity security" and "derivative security" shall have the meanings ascribed to them in the then-current Rule 16(a) under the Exchange Act.

     18.4 SECURITIES LAW COMPLIANCE. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions or Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

     18.5 GOVERNING LAW. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Wisconsin.

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